                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 15, 1999


                       Philips International Realty Corp.
             (Exact name of registrant as specified in its charter)

        Maryland                          000-23463            13-3963667
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation)                                              Identification No.)

                     417 Fifth Avenue, New York, N.Y.    10016
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code            212-545-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)

                       PHILIPS INTERNATIONAL REALTY CORP.

                                 Current Report

                                       on

                                    Form 8-K

                             ----------------------

Item 2.  Acquisition and Disposition of Assets

         On July 15, 1999, Philips International Realty Corp. (the "Company" or the "Registrant") acquired nine shopping center properties (the "Properties") anchored by Kmart and comprising approximately 1.1 million square feet of leasable space located in the states of Florida, California, Washington, Minnesota, Illinois and Kentucky. Prior to these acquisitions, the Company had purchased, through a series of unrelated transactions since July 1998, limited partnership interests in the Properties. The amount invested by the Company since July 1998 and to acquire the Properties, totaling approximately $49.5 million, was funded with borrowings under the Company's revolving line of credit. Future reporting of financial position and results of operations for the Company pertaining to these Properties will reflect a change from the equity to consolidation method of accounting.

         Historical and pro forma financial information pertaining to the operations of the Properties and as required pursuant to Rule 3-14 are provided herein as set forth in Item 7 below.

Item 5.  Other Events

         On July 27, 1999, the Board of Directors of the Company amended and restated the Company's Bylaws to incorporate recent Maryland legislation and for other general corporate purposes. Also on such date, the Board of Directors of the Company elected to subject the Company to the provisions of Section 3-804 of the Maryland General Corporation Law and made certain changes to its shareholder rights agreement to incorporate language permitted under recent Maryland legislation. Lastly, the Company recently appointed Carl Kraus as Chief Financial Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a) (b) Financial Statements and Pro Forma Financial
               Information

               The financial statements and pro forma financial information filed herewith is as follows:
                                                                            Page
                                                                            ----
                     Report of Independent Auditors                           5

                     Statements of Revenues and Certain
                       Operating Expenses of the Properties for
                       Years Ended December 31, 1998, 1997 and 1996           6

                     Notes to Statements of Revenues
                       and Certain Operating Expenses of the Properties       7

                                                                            Page
                                                                            ----
                     Estimates of Net Income and Funds from
                       Operations of the Properties (Unaudited)             10

                     Notes to Estimates of Net Income and Funds
                       from Operations of the Properties (Unaudited)        11

                     Pro Forma Condensed Consolidated Balance
                        Sheet as of March 31, 1999 (Unaudited)              14

                     Pro Forma Condensed Consolidated Statement
                       of Income for the Year Ended December 31, 1998       15
                         (Unaudited)

                     Pro Forma Condensed Consolidated Statement of
                       Income for the Three Months Ended March 31, 1999     16
                        (Unaudited)

                     Notes to Pro Forma Condensed Consolidated
                       Financial Statements (Unaudited)                     17

         (c) Exhibits

               The Company hereby files the documents listed below:

               Exhibit        Document
               -------        --------

               3.1 Articles Supplementary to the Charter of the Company dated July 27, 1999.

               3.2 Third Amended and Restated Bylaws of the Company adopted July 27, 1999.

               4.1 Amendment No. 1, dated July 27, 1999, to Shareholder Rights Agreement dated as of March 31, 1999, between the Company and BankBoston, N.A., as Rights Agent.

               10.1           Employment Agreement for Carl Kraus dated as of
                              July 12, 1999.

                          PHILIPS SHOPPING CENTER FUND

                           STATEMENTS OF REVENUES AND
                  CERTAIN OPERATING EXPENSES OF THE PROPERTIES

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Philips International Realty Corp.

We have audited the statements of revenues and certain operating expenses of the nine Kmart anchored shopping center properties (the "Properties"), as described in Note 1, for the years ended December 31, 1998, 1997 and 1996. These financial statements are the responsiblity of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted accounting standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Philips International Realty Corp. (the "Company") and are not intended to be a complete presentation of the revenues and expenses of the Properties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain operating expenses of the Properties, as described in Note 1, for the years ended December 31, 1998, 1997 and 1996 in conformity with generally accepted accounting principles.




New York, NY                                     Ernst & Young LLP
March 1, 1999

                          PHILIPS SHOPPING CENTER FUND

                           STATEMENTS OF REVENUES AND
                  CERTAIN OPERATING EXPENSES OF THE PROPERTIES

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 and 1996
                             (Dollars in thousands)




                                                 1998         1997        1996
                                                 ----         ----        ----

Revenues from rental property                   $8,645       $7,909      $7,902
                                                ------       ------      ------

Certain operating expenses:

         Real estate taxes                         920          902         885
         Repairs and maintenance                   781          729         451
         Utilities                                  94           79          77
         Insurance                                  79           71          64
         Management fees                           138          129         142
         Professional fees                          79          121          58
                                                ------       ------      ------

                                                 2,091        2,031       1,677
                                                ------       ------      ------

                  Revenues in excess of
                  certain operating expenses    $6,554      $5,878       $6,225
                                                ======      ======       ======




                             See accompanying notes.

                          PHILIPS SHOPPING CENTER FUND
                       NOTES TO STATEMENTS OF REVENUES AND
                  CERTAIN OPERATING EXPENSES OF THE PROPERTIES
                             (Dollars in thousands)

1.  Basis of Presentation

         Presented herein are the Statements of Revenues and Certain Operating Expenses related to the operations of nine Kmart anchored shopping center properties (the "Properties"), which comprise approximately 1.1 million square feet of leasable space located in the states of Florida, California, Washington, Minnesota, Illinois and Kentucky. The Company acquired these Properties effective July 15, 1999. Prior to these acquisitions, the Company had purchased, through a series of unrelated transactions since July 1998, limited partnership interests in the Properties. The accompanying financial statements present the revenues and certain operating expenses of the Properties for the years ended December 31, 1998, 1997 and 1996.

         The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain operating expenses that may not be comparable to those expected to be incurred in the future operations of the Properties. Expenses excluded consist of interest, depreciation and certain general and administrative expenses.

2.  Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and notes. Actual results could differ from those estimates.

3.  Revenue Recognition

         The Properties are leased to tenants under operating leases. Minimum rental revenue is recognized on a straight-line basis over the terms of the respective leases. Percentage rents, representing the Company's participation in tenants' gross sales in excess of predetermined thresholds, are recognized upon verification that such rents are due for any given lease year.

4.  Management Agreements

         Management services for certain of the Properties were provided by Philips Property Management Corporation ("PPMC"), an affiliate of the Company. Fees paid to PPMC for such services totaled $31, $21 and $23 during calendar years 1998, 1997 and 1996.

5.  Lease Agreements

         The Properties are leased to tenants under operating leases. The minimum rental amounts due under certain leases are subject to scheduled fixed increases. Certain leases also require that the tenants reimburse increases in certain operating costs and real estate taxes.

                          PHILIPS SHOPPING CENTER FUND
                       NOTES TO STATEMENTS OF REVENUES AND
                  CERTAIN OPERATING EXPENSES OF THE PROPERTIES
                             (Dollars in thousands)

5.  Lease Agreements (cont'd)

         Minimum rents and expense reimbursements represented approximately 98% of revenues from rental property for the years ended December 31, 1998, 1997 and 1996.

         Approximate future minimum rents to be received over the next five years and thereafter for leases in effect as of December 31, 1998, assuming that there are no renewals or extensions of leases, are as follows (in thousands):

                                    1999               $ 6,058
                                    2000                 5,652
                                    2001                 5,525
                                    2002                 5,098
                                    2003                 4,715
                                    Thereafter          46,082
                                                       -------
                                                       $73,130

6.  Concentration of Revenues

         Each of the Properties is anchored by Kmart which is obligated under long-term leases that expire in 2014. The rents from Kmart accounted for approximately 60% of total revenues from rental property during each of calendar years 1998, 1997 and 1996. Any adverse change in the operating profitability of Kmart may have a material adverse effect on the Properties.

                       PHILIPS INTERNATIONAL REALTY CORP.

            ESTIMATES OF NET INCOME AND FUNDS FROM OPERATIONS OF THE
                                   PROPERTIES

                       PHILIPS INTERNATIONAL REALTY CORP.

                           ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                                 THE PROPERTIES

                               -------------------

                                   (UNAUDITED)


The following estimates of Net Income and Funds from Operations expected to be generated from the operation of the Properties acquired on July 15, 1999 are based upon the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 1998. These estimated results do not purport to represent results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
         Excess of revenues over
            certain operating expenses                            $6,554

         Less:    Depreciation (Note 1)                           ( 1,003)
                  Interest (Note 1)                               ( 3,465)
                  Incremental management fees (Note 1)            (   121)
                  Minority interests (Note 1)                     (   495)
                                                                 ---------

                    Estimated Net Income                         $   1,470
                                                                 =========

Estimated Funds from Operations
         Estimated net income                                    $   1,470

         Add:     Depreciation                                       1,003
                  Minority interests                                   495
                                                                 ---------
                     Estimated Funds from Operations             $   2,968
                                                                 =========


                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

                      NOTES TO ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                                 THE PROPERTIES

                              ---------------------


1.  Basis of Presentation

         Depreciation has been estimated based upon an allocation of the acquisition cost of the Properties to land (20%) and building (80%) and assuming a 39.5 year useful life applied on a straight line method.

         Interest represents estimated interest expense on borrowings under the Company's revolving line of credit to fund acquisition of the Properties.

         Property management services for the Company's shopping centers are provided pursuant to a Management Agreement by Philips International Holding Corp., an affiliated entity, for a fee based upon 3% of gross rental collections.

         Minority interests represent the approximate 25% interest held by minority partners (i.e. Unit holders) in Philips International Realty, L.P., the Operating Partnership.

         No income taxes have been provided because the Company operates so as to qualify as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax providing income distributed to its stockholders equals at least the amount of its real estate investment trust taxable income and certain other conditions are met.

2.  Acquisition Considerations

         In assessing purchase of the Properties, the Company's management considered the existing tenant base, which is the primary revenue source, historic occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Statements of Revenues and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of the Properties to be misleading or not necessarily indicative of future operating results.

                       PHILIPS INTERNATIONAL REALTY CORP.
                                AND SUBSIDIARIES


              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

            PHILIPS INTERNATIONAL REALTY CORPORATION AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                     ---------------------------------------


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1999 assumes the acquisition of the Properties had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1998 and the Three Months Ended March 31, 1999 assume such acquisition had occurred as of January 1, 1998. The pro forma information is based on the historical operating results for the Company, as adjusted to give effect to (i) the Offering and (ii) the acquisition of the Properties.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at March 31, 1999 or the results of operations that would have actually occurred if the Offering and the acquisition of the Properties had occurred as of January 1, 1998. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and quarterly report on Form 10-Q for the period ended March 31, 1999 and the accompanying notes thereto.

            PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              MARCH 31, 1999
                                (Unaudited)
                     (In thousands, except share data)

                                                                                         ACQUISITION
                                                                                           OF THE
                                                                        HISTORIC          PROPERTIES          PROFORMA
                                                                    ---------------     --------------     --------------
                                ASSETS

Rental properties - net                                             $       217,009     $       49,500     $      266,509
Investments in real estate joint ventures                                    56,205            (36,900)            19,305
Cash and cash equivalents                                                       886           -                       886
Accounts receivable                                                           6,250           -                     6,250
Deferred charges and prepaid expenses                                         4,799           -                     4,799
Other assets                                                                  4,230           -                     4,230
                                                                     --------------      -------------      -------------

Total Assets                                                        $       289,379     $       12,600     $      301,979
                                                                     ==============      =============      =============


                   LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
        Mortgages and notes payable                                 $       161,714     $       12,600     $      174,314
        Accounts payable and accrued expenses                                 3,780           -                     3,780
        Dividends payable                                                     2,771           -                     2,771
        Other liabilities                                                     1,917           -                     1,917
                                                                     --------------      -------------      -------------
Total Liabilities                                                           170,182             12,600            182,782
                                                                     --------------      -------------      -------------

Minority Interests in Operating Partnership                                  30,698           -                    30,698
                                                                     --------------      -------------      -------------

Shareholders' Equity
        Preferred Stock, $.01 par value; 30,000,000 shares
              authorized; no shares issued and outstanding                -                   -                  -
        Common Stock, $.01 par value; 150,000,000 shares
              authorized; 7,340,474 shares issued and outstanding                73           -                        73
        Additional paid in capital                                           92,668           -                    92,668
        Cumulative distributions in excess of net income                    (3,385)           -                   (3,385)
                                                                     --------------      -------------      -------------
                                                                             89,356           -                    89,356
        Stock purchase loans receivable                                       (857)           -                     (857)
                                                                     --------------      -------------      -------------
        Total Shareholders' Equity                                           88,499           -                    88,499
                                                                     --------------      -------------      -------------
        Total Liabilities and Shareholders' Equity                  $       289,379     $       12,600     $      301,979
                                                                     ==============      =============      =============


                             See accompanying notes.

               PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                    (In thousands, except per share amounts)

                                                                                                               AS
                                                                                        OFFERING            ADJUSTED
                                                                   HISTORIC           ADJUSTMENTS          (UNAUDITED)
                                                                   --------           -----------          -----------

Revenues from rental property                                  $       22,625      $         12,224      $     34,849


Expenses:
        Operating expenses                                              3,213                 1,505             4,718
        Real estate taxes                                               3,259                 1,748             5,007
        Management fees to affiliates                                     688                   363             1,051
        Interest expense                                                4,243                 2,205             6,448
        Depreciation and amortization                                   3,809                 2,021             5,830
        General and administrative expenses                             1,608                   925             2,533
                                                                -------------       ---------------       -----------

                                                                       16,820                 8,767            25,587
                                                                -------------       ---------------       -----------

        Operating income                                                5,805                 3,457             9,262

Equity in net income of real estate joint ventures                        683            -                        683

Minority Interests in income of Operating Partnership                 (1,506)                 (865)           (2,371)

Preferred units income allocation from Operating                           63                  (63)          -
     Partnership

Equity in net income of Operating Partnership, as
     adjusted for the allocation of income to
     preferred units                                                        7                   (7)          -

Other income(expense), net                                              (531)            -                      (531)
                                                                -------------       ---------------       -----------
        Income before extraordinary items                      $        4,521      $          2,522      $      7,043
                                                                =============       ===============       ===========

Income per share
        Basic                                                                                            $       0.96
                                                                                                          ===========

        Diluted                                                                                          $       0.96
                                                                                                          ===========


                                                                ACQUISITION
                                                                  OF THE              PRO FORMA
                                                                 PROPERTIES          (UNAUDITED)
                                                                 ----------          -----------

Revenues from rental property                                 $        8,645       $      43,494


Expenses:
        Operating expenses                                             1,033               5,751
        Real estate taxes                                                920               5,927
        Management fees to affiliates                                    259               1,310
        Interest expense                                               3,465               9,913
        Depreciation and amortization                                  1,003               6,833
        General and administrative expenses                        -                       2,533
                                                               -------------        ------------

                                                                       6,680              32,267
                                                               -------------        ------------

        Operating income                                               1,965              11,227

Equity in net income of real estate joint ventures                     (719)                (36)

Minority Interests in income of Operating Partnership                  (430)             (2,801)

Preferred units income allocation from Operating                   -                   -
     Partnership

Equity in net income of Operating Partnership, as
     adjusted for the allocation of income to
     preferred units                                               -                   -

Other income(expense), net                                               462                (69)
                                                               -------------        ------------
        Income before extraordinary items                     $        1,278       $       8,321
                                                               =============        ============

Income per share
        Basic                                                                      $        1.13
                                                                                    ============

        Diluted                                                                    $        1.13
                                                                                    ============



                             See accompanying notes.

               PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

                    (In thousands, except per share amounts)

                                                                                 ACQUISITION
                                                                                    OF THE           PRO FORMA
                                                               HISTORIC           PROPERTIES        (UNAUDITED)
                                                               --------           ----------        -----------

Revenues from rental property                              $         9,212      $       2,104      $      11,316

Expenses:
       Operating expenses                                            1,157                222              1,379
       Real estate taxes                                             1,419                223              1,642
       Management fees to affiliates                                   276                 63                339
       Interest expense                                              1,807                866              2,673
       Depreciation and amortization                                 1,611                251              1,862
       General and administrative expenses                             614           -                       614
                                                            --------------       ------------       ------------
                                                                     6,884              1,625              8,509
                                                            --------------       ------------       ------------

       Operating income                                              2,328                479              2,807

Equity in net income of real estate joint ventures                     613               (631)               (18)

Minority Interests in income of Operating Partnership                 (613)               (61)              (674)

Other income(expense), net                                            (507)               394               (113)
                                                            --------------       ------------       ------------

       Net income                                          $         1,821      $         181      $       2,002
                                                            ==============       ============       ============

Income per share
       Basic                                               $          0.25                         $        0.27
                                                            ==============                          ============

       Diluted                                             $          0.25                         $        0.27
                                                            ==============                          ============


                             See accompanying notes.


                                     - 16 -




               PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



1.   Basis of Presentation

         As Adjusted amounts in the accompanying Pro Forma Condensed
         Consolidated Statement of Income for the year ended December 31, 1998 reflect the historical operating results for the Company after giving effect to the Offering. The Pro Forma amounts further adjust the operating results for the year ended December 31, 1998 and the three months ended March 31, 1999 to give effect to the July 1999 acquisition of the Properties, as if this purchase had been completed as of January
         1, 1998. The accompanying Pro Forma Condensed Consolidated Balance
         Sheet assumes the acquisition of the Properties had been completed as of March 31, 1999.

2.  Adjustments

         The adjustments are based on the Statement of Revenues and Certain
         Operating Expenses for the Year Ended December 31, 1998 included elsewhere in this current report on Form 8- K, and the unaudited interim operating results for the Properties for the three month period ended March 31, 1999.

         Depreciation has been estimated based upon an allocation of the acquisition cost of the Properties to land (20%) and building (80%) and assuming a 39.5 year useful life applied on a straight line method.

         Interest represents estimated interest expense on borrowings under the Company's line of credit to fund the acquisition of the Properties.

         Property management services for the Company's shopping centers are provided pursuant to a Management Agreement by Philips International
         Holding Corp., an affiliated entity, for a fee based upon 3% of gross rental collections.

         Minority interests represent the approximate 25% interest held by minority partners (i.e. Unit holders) in Philips International Realty,
         LP, the Operating Partnership.

         No income taxes have been provided because the Company operates so as to qualify as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay
         Federal income tax providing income distributed to its stockholders equals at least the amount of its real estate investment trust taxable income and certain other conditions are met.


                                      -17-







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Philips International Realty Corp.
                                       ---------------------------------------
                                                     (Registrant)


Date:July 30, 1999


                                       By: /s/ Carl Kraus
                                       ---------------------------------------
                                               Chief Financial Officer
























                                      -18-

